UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

GenVec, Inc.
(Exact name of registrant as specified in its charter)

Delaware (state or other jurisdiction of incorporation)	000-24469 (Commission File Number)	23-2705690 (I.R.S. Employer Identification No.)

910 Clopper Road Suite 220N Gaithersburg, Maryland	20878 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (240) 632-0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2014, GenVec, Inc. (“GenVec”) issued a press release announcing its financial results for the quarter ended June 30, 2014.

A copy of GenVec’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	GenVec, Inc. press release dated August 12, 2014, announcing financial results for the quarter ended June 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
President, Chief Executive Officer and Chief
Financial Officer

Dated:  August 12, 2014

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EXHIBIT INDEX

Exhibit No.	Description

99.1	GenVec, Inc. press release dated August 12, 2014, announcing financial results for the quarter ended June 30, 2014.

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